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                                                                  Exhibit 11 (b)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the reference to us under the heading "Independent Accountants" in the Statement of Additional Information constituting parts of this Post-Effective Amendment No. 52 to the registration statement on Form N-1A.


/s/ Price Waterhouse LLP
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Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY  10036
January 27, 1997